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Figure Markets @FigureMarkets ..@mcagney, co-founder and CEO of Figure Markets, joined @FintechTvGlobal to discuss our new SEC-regulated, yield-bearing Transferable stablecoin, SYLDS. And what sets it apart. Watch the full chat below: FINTECH reach tv Market Movers SEC APPROVES FIGURE MARKETS' YLDS, THE FIRST YIELD-BEARING STABLECOIN Join the conversation chtvglobal Tuesday Feb 25 500 Index 5,990.9 +1.50 (+0.02%) 100 US 100 Cash CFD 21,316.8 -42.70 (-0.20%) EUR to USD 1.

Video Transcript:

Vince Molinari (VM): I'm Vince Molinari, founder and CEO of FinTech TV, joining you from the New York Stock Exchange. Figure Markets has launched YLDs, the first SEC-registered yield-bearing stablecoin native to a public blockchain. YLDs pays a return of around 3.8% and is available to both U.S. retail investors and institutions. The purpose of YLDs is to offer users the ability to earn interest while maintaining liquidity and potentially accelerating the adoption of blockchain infrastructure within traditional finance. Joining me now to break down this yield-bearing stablecoin is none other than Mike Cagney, the co-founder and CEO of Figure Markets. Welcome, Mike.

Mike Cagney (MC): Thanks. Thanks for having me.

VM: Well, absolutely delighted to have you here at the New York Stock Exchange, and it's kind of an epic time to talk about YLDs as we're intersecting here at TradFi, DeFi, and all the things that you're doing. Take me through the launch of YLDs and, you know, tell me a little bit about the use case and what's happening with it.

MC: Sure, one of the big promises of blockchain has always been the ability to use stablecoin for payments and the challenge that we've had historically is a regulatory framework for that stablecoin, and so with YLDs, what we've done is created a registered public security that has a very unique attribute. So, a typical money fund, for example, cannot be moved peer-to-peer. But YLDs, as a face-amount certificate, has the ability to transfer peer to peer. And so, it opens up an enormous amount of use cases for transfer of the security outside of an ATS or a regulated exchange. So, for example, we hope that one day in the not-so-distant future, you'll be able to walk into Starbucks and buy your coffee with YLDs.

VM: Well, I mean, I can't understate how powerful this is. Someone from a traditional regulatory background, been around digital assets, blockchain, what you've accomplished is absolutely amazing. I think it sets that foundation to be able to do the, I'd say the adoption in a regulatory framework with an instrument that's a security. So well done.

MC: Well, remember, we started back in 2018 originating loans on blockchain, and we did the first loan on-chain that year, did the first securitization of blockchain assets in 2020, [20]23 the first AAA rated securitization of blockchain assets, and we've done across the Figure enterprise over $42 billion of on-chain lending transactions, and so this is a logical next step for us, which is be able to represent fiat on the chain, to be able to do things like codify loan payments, for example, to be able to provide a medium for transacting those loans and those loan securities that are created. But then the second order applications of this is payments and cross border remit, those are the things that are really exciting to us. We think a tremendous opportunity.

VM: Well, you know, talk to me a little bit about those benefits, right, when you have a yield-bearing stablecoin. You went through a couple of them, but how do you see that changing the trajectory and the interaction of the communities?

MC: Yeah, look, I think that we've had yield-bearing coins, but not registered securities or public securities and they've been limited to where U.S. investors can't participate in them. So, this is a structure that any investor can purchase YLDs and own YLDs. And I think the structure, if I can self-custody, which YLDs you can through a Figure wallet, an MPC wallet, for example, or through another self-custody wallet. If it pays me interest and if I can go and buy my coffee with it, it introduces the question of why do I have a bank account? And this is where I think you're going to see blockchain and Web3 really start to lean in and create a direction against traditional finance that I feel is going to be very disruptive.

VM: I want to pull down that thread a little bit because that was a very powerful statement. If you think about what you can do with a stablecoin and you begin to stretch it out a little bit and measure it in months to years, do you really need the bank, right?

MC: Yeah, and I think that's going to be an interesting discussion. And it could be that blockchain is going to facilitate what's called narrow banking, the idea of breaking out deposit gathering and lending into two different pieces. But certainly, especially with the events that we've had over the last couple of years that, you know, some of the bank failures that we've had, the concern about FDIC insurance; I think having a security version of money, effectively fiat cash on-chain, paying you yield and having the ability to transact, whether I'm buying Bitcoin or whether I'm buying coffee, you know, that's a game changer.

VM: So let's talk about the game changer a little bit more. Certainly, there's been, you know, some folks that will say, “hey, there's been other yield-bearing stablecoins out there. What's different today and why is this going to work?”

MC: I think the big thing is having a SEC-regulated security. You know, the challenge that you have with other coins is you have to trust that they in fact hold the assets that they're holding or represent that they're holding. There is no regulation for them. And so, we've had so many bad actors in the blockchain and crypto space and a lot of unfortunate circumstances as well. And so, I think the industry has gotten past the “trust me, bro” construct and into the prove it. And so having something like YLDs where you have a truly regulated security, where you have transparency, where it's on public chain. I think that changes the paradigm a lot because it gives people a degree of comfort to participate that they might not have in another type of coin.

VM: And I think it, encapsulates, I've heard you say it a number of times, “truth versus trust,” I think is the statement.

MC: Indeed.

VM: So, you know, kind of, “hey, you know, just show me, right?” Here it is. You don't have to trust me.

MC: Yeah, and I think that's the key, is blockchain's most powerful to displace trust with truth. And when you can do that, there's an enormous amount of things that open up, you know, whether it's transactions, whether it's lending, and so YLDs is a continuation of that. And I think one of the things that I expect to happen is, I expect that there will be people aggregating YLDs and issuing GDRs, global depository receipts, against that, for use on other L1 networks, for use in DeFi. So, I can see this propagating well beyond the first use case of holding a security.

VM: And that is the ultimate power, right? The multiplier effect of what could happen once you have this in market.

MC: That's right. And I think, again, I always think back to the Coinstar kiosk that you see in the supermarket and everyone thinks of them as aggregating your coins and getting a gift card. One of the primary things people use them for is to buy Bitcoin to do cross-border remit. You think about how much friction they incur all the costs they incur to do that, now you've got a crypto asset or public security as I should say on public blockchain that you can move without that friction, without that cost, and so I think use cases like cross-border remit are going to be massively transformed by applications like YLDs.

VM: Well Mike, we can talk for days but, you know, as we close out here can you give us any insight without, I guess giving away the secret sauce, what's next for Figure Markets?

MC: Okay, I think we're looking at a bunch of different things. One of the things that we're very focused on is building out a TBA ecosystem for private credit. We've always done a huge amount in the lending ecosystem and I think bringing the kind of predictability, certainty and liquidity into private credit that the agency mortgage space has is one of our big objectives. We also have a public campaign where we're trying to get a board slate in place for a Bitcoin miner where we have the ability to list that stock as the first public equity native to blockchain.

VM: That'll be another first.

MC: It'll be another first. I mean someone's got to do the first, and but it's a big one, and look, ultimately what we're trying to do is get all assets that can be represented digitally to be trading native on blockchain and then open up the ability to borrow and lend against those assets in a way that we haven't been able to do historically and so that's real focus for us over the next year.

VM: Awesome. Well, Mike, I have to have you come back again. There's so much more to talk about but thank you so much for joining us.

MC: Thank you for having me and great to be here.